UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2006

LINCOLN BENEFIT LIFE COMPANY

(Exact name of registrant as specified in its charter)

Nebraska	333-111553	47-0221457
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2940 South 84th Street
Lincoln, Nebraska	68506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-525-9287

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.              Entry into Material Definitive Agreements

Administrative Services Agreement

On June 1, 2006, Lincoln Benefit Life Company (“LBL”) and Allstate Life Insurance Company (“ALIC”) executed an Administrative Services Agreement, effective as of June 1, 2006 (“Agreement”).

Pursuant to the Agreement, ALIC shall provide to LBL certain administrative services with respect to the Lincoln Separate Account and to Lincoln VA Contracts issued by LBL as set forth in the Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ MARY J. MCGINN
	Name:	Mary J. McGinn
	Title:	Vice President and Assistant Secretary

Date:  June 7, 2006